Exhibit 99.1

February 27, 2013 An Introduction to:

Disclosures regarding forward looking statements This presentation includes forward-looking statements about us, our properties and our business strategies. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which we have made assumptions are: risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of our business and the financial condition of our tenants; the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; the extent of any tenant bankruptcies or of any early lease terminations; our ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for our properties; changes in interest rate levels and volatility in the securities markets; changes in operating costs; our ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense; changes in governmental regulation, tax rates and similar matters; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see the Risk Factors beginning on page 10 of our annual report on Form 10-K for the year ended December 31, 2012. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. - 1 -

Strategic Diversification for Mack-Cali: An Introduction to Roseland Roseland and Portfolio Overview Business Operations and Capital Activity Exhibits - 2 - Table of Contents

- 3 - I. Strategic Diversification for Mack-Cali

 - 4 - Mack-Cali’s Strategic Transformation Why? The Company’s core office business, having lagged in the recent market recovery, has led to strategic shift to a dual property type focus – Office and Multi-family We believe the multi-family asset class will provide benefits to Mack-Cali shareholders: Growth: We believe there is continued growth potential in the sector as opportunities continue to outpace those in the office sector Residential Preferences: Greater desirability for Class A, well amenitized, urbanized multi-family product (Renters by Choice) Stability: Operations of multi-family assets have had less historically cyclical volatility than office Unique Synergies: Repurposing of existing Mack-Cali office holdings and land inventory into accretive multi-family development Capital Allocation Diversification: Selling lower quality office assets and reinvesting via 1031 exchanges into higher quality multi-family assets

 - 5 - Multi-Family Trends Regional and local trends benefit the multi-family property type Gap between cost of ownership vs. renting is large in the Northeast Consumer confidence in home ownership as an ‘investment’ is low Individual and family needs for increased flexibility and liquidity Appeal of urban, transit-oriented locations supported by lifestyle amenities Initial home purchase age continues to rise / mortgage availability is constrained Empty-nesters, largely the sizable baby boom generation, are selling their homes Continuously low vacancy levels in high barrier to entry markets Average resident’s gross income per door continues to rise Marketplace Trends Trends in the national and regional marketplace align well with the Roseland target - Renters by Choice Roseland is a market leader supporting the multi-family trends implementing Best Practices to build and maintain Visionary Lifestyle

 - 6 - Mack-Cali’s Focus on Multi-Family Sector, While Mining, Pruning and Enhancing its Core Office Portfolio What? Capitalizing on marketplace trends, Mack-Cali has made significant investments in the Residential marketplace: Harborside Financial Center: In December 2011, Mack-Cali formed a joint venture to develop Harborside Urban Ready Living on the Jersey City Waterfront with Ironstate Development Company Objective: Enhance shareholder value by developing wholly-owned land into a growing sector with established development partner Roseland: In October 2012, Mack-Cali completed the acquisition of the real estate development and management businesses and certain real property assets of Roseland Property Company Objective: Allows even greater shareholder enhancement by acquiring a best-in-class platform for a modest capital commitment to further expand into the multi-family sector Harborside URL Jersey City, NJ RiversEdge Weehawken, NJ

Company Highlights Industry leading reputation and proven track record for successful and profitable conception, execution and management of large scale residential developments Roseland has a rich 20-year history and track record of success having developed in excess of $2.5 billion since its inception Originating from the Lincoln Property Company model, Roseland has developed most of its portfolio in joint ventures and has developed and maintained premier private and institutional partner relationships Integrated investment, development and management platform of approximately 250 employees Recognizable brand – best-in-class product and service, urban / mixed-use settings, transit adjacency, live-work-play lifestyle - 7 - Roseland Overview Political Expertise Entitlements, zoning and tax incentives Local community and union support Public-private partnerships Premier Institutional Projects Large-scale, multi-phase developments Blue-chip institutional capital partners Market leading asset quality Best-In-Class Management / Service Empowered customer-centric culture Properties have community / neighborhood identity Premier leasing team and pricing systems Best-In-Class Product Aesthetic – award-winning architecture, design with resort-style resident amenities Upscale, luxury lifestyle Continuous upgrade and maintenance Market Leading Performance Highest rents in respective markets Track record of value creation and returns Large, repeat capital investments from partners Inimitable Locations Unrivaled views Proximity to mass transportation Nearby lifestyle amenities – retail, recreation and entertainment Technical Expertise Engineering and construction Site preparation and logistics Regulatory / environmental approvals Urban In-Fill Markets Scarcity of land / Supply Constrained Proximity to employment centers Favorable demographics/density

 - 8 - Competitive Advantages Premier full service development company focused in high barrier to entry Northeast markets provides unique advantages Synergies Alignment of experience with large multi-phase sites in “home rule” municipalities Capital availability to enhance the region’s premier multi-family development company Geographic overlay of an approximately 9,000 unit portfolio with Mack-Cali’s core office holdings and land inventory: Opportunities for repurposing potential from existing Mack-Cali holdings. Current sites under redevelopment analysis include: Office Asset Location Office Asset Location 150 J.F. Kennedy Parkway Millburn, NJ 61 South Paramus Road Paramus, NJ 581 Main Street Woodbridge, NJ Chestnut Ridge Road Woodcliff Lake, NJ Capital Office Park Greenbelt, MD 50 & 300 Tice Boulevard Woodcliff Lake, NJ 10 Independence Boulevard Warren, NJ One Lake Street Upper Saddle River, NJ 100 Walnut Avenue Clark, NJ 412 Mt. Kemble Avenue Morris Township, NJ Mack-Cali Business Campus Parsippany, NJ 23 Main Street Holmdel, NJ 461 From Road & 15 East Midland Ave Paramus, NJ 3600 Route 66 Neptune, NJ

 - 9 - Roseland Operations Development - Vision Construction - Implementation Management – Execution Roseland’s focus on all aspects of the real estate development cycle is implemented by an Executive Team with an average of 27 years of industry experience Roseland Executive Team* Mitchell E. Hersh Chairman and Chief Executive Officer Bradford Klatt Co-President Marshall Tycher Co-President Carl Goldberg Co-President Ivan Baron Executive Vice President, General Counsel Robert Cappy Executive Vice President, Chief Financial Officer Brenda Cioce President of Residential Services Andrew Marshall Executive Vice President, Development Gabriel Shiff Executive Vice President, Finance * Detailed bios contained in Exhibits

Key Relationships

Roseland's key relationships with public entities and private institutions has often allowed it to source and execute unique development opportunities. This reputation has led to significant unsolicited opportunities

Public / Private Partnerships

- Roseland's development work has provided meaningful financial impacts for municipalities while simultaneously making significant architectural contributions to shape both their urban and suburban landscapes
- Mayors and townships often seek out Roseland for their local redevelopment initiatives. Examples include:



Morristown, NJ

In concert with Morristown, Roseland has rehabilitated a historic site at the Vail Mansion, redeveloped a local landmark at the site of the former Epstein's department store and constructed the first Transit Village in New Jersey. Roseland plans on starting their next project (The Lofts) in 2013.



East Boston, MA

Roseland was designated by the Massachusetts Port Authority as the developer for the East Boston waterfront. The residential portions of the overall development include a total of 564 units. The project is being developed with a 95-year ground lease and PILOT tax abatement.



Garage at Port Imperial, NJ

Roseland entered into a joint venture with the Township of Weehawken to construct the 4/5 Garage. The Township played an integral role in capitalizing the project, including the issuance of general obligation bonds, and is a 22% owner in the project.

Capital Markets

- Roseland's success and reputation have enabled it to establish long-standing relationships with industry leading lenders and equity partners
- These relationships have helped source transactions and to capitalize projects
- Select sources of capital include:

Banks / Lenders	Equity Partners
Bank of America	Apollo Real Estate Advisors
FNMA	Carlyle Group
ING	Farallon
Investors Savings	Hartz Mountain
Northwestern Mutual	Mass Mutual
PNC	Milstein Family
Provident	Prudential
Sovereign	UBS Realty Advisors
Webster Bank	
Wells Fargo	

- 10 -

MACK-CALI ROSELAND

- 11 - II. Roseland and Multi-Family Portfolio Overview

Roseland Operating Segments

Roseland is comprised of a development, management and operating platform, existing and in-development operating assets and a land bank that supports future growth

	Operating Inventory	Development / Construction	Land Holdings	Management
OVERVIEW	▪ Properties built by Roseland and completed between 2004 and 2011 ▪ Capital partners include Prudential, UBS and Hartz Mountain	▪ Approximately $555 million of active construction projects ▪ Committed institutional capital to support in-process development	▪ Ownership of land bank adjacent to existing operating assets ▪ Established, internal pipeline for development for next five+ years	▪ Best-in-class property management and development platform that achieves rental rates that consistently outperform its peers
PORTFOLIO STATS *	▪ 12 properties ▪ 2,491 multi-family units ▪ 205,656 SF commercial ▪ 850 commuter parking spaces (opening March) ▪ Avg. Ownership: ~25%	▪ 11 in-process starts ▪ 2,376 multi-family units ▪ 741 commuter parking spaces ▪ Avg. Ownership: ~26%	▪ 24 parcels / sites ▪ 5,000+ additional multi-family units ▪ 799,000 SF adjacent commercial development ▪ Avg. Ownership: ~46%	▪ Fee-based management of a 6,280-unit class A portfolio, with potential growth by 2,280 additional units solely from assets in construction or with 2013 anticipated starts
GROWTH STRATEGY	▪ Acquisitions and repositioning of well-located, under-managed existing apartment communities ▪ Significant opportunity to consolidate New Jersey multi-family assets, particularly with public company currency	▪ Development of identified new sites in core markets ▪ Adaptive re-use of underutilized Mack-Cali land and property inventory	▪ Embedded internal pipeline via Roseland land bank ▪ Specific in-process opportunities with municipalities and land owners for significant redevelopment projects	▪ Growth of owned portfolio and continued expansion of third-party relationships

** Property listings contained in Exhibits*

– 12 –

MACK-CALI Realty Corporation ROSELAND A MACK-CALI COMPANY BUILDING VISIONARY LIFESTYLE

 - 13 - Portfolio Overview - Introduction Roseland has developed a portfolio of best-in-class properties in high barrier to entry Northeast markets Within the multi-family sector there has been a historic correlation between average revenue and higher valuation multiples Market Positioning Overview Consistent with its reputation, Roseland achieves top in market rents across most of its portfolio The average age of the Roseland owned portfolio is five years Source: Company filings (as of 12/31/12).

Portfolio Highlights – Masterplan Communities

The Roseland pipeline contains assets in all aspects of the development cycle with a geographic footprint that overlays with the Mack-Cali office portfolio

Port Imperial Overview

- 200-acre master planned development on New Jersey Hudson River waterfront directly across from midtown Manhattan
- Approved for ~6,500 residential units and multiple commercial uses (~650,000 SF office / ~320 key hotel / ~225,000 SF retail / ~1,500 commuter parking spaces)
- To date, Roseland has managed installation of $100+ million of complex infrastructure and development of over 2,000 homes

Master Site Plan



1993



2010



Select Port Imperial Developments



RiversEdge
236 Units
50% Ownership
Prudential



RiverTrace
316 Units (In Construction)
25% Ownership
UBS, Prudential



RiverParc
280 Units (In Construction)
20% Ownership
Prudential



RiverWalk Retail
30,745 SF Retail
20% Ownership
Prudential

Port Imperial South
Land / Future Development
760 Rental, 370 Condo Units
~320 Key Hotel
1,591 Garage Spaces
500,000 SF Commercial
50% Ownership
Imperatore Family

Port Imperial North
Land / Future Development
1,200 Rental Units
20% Ownership
Prudential

- 14 -

MACK-CALI ROSELAND

 - 15 - The Roseland pipeline contains assets in all aspects of the development cycle with a geographic footprint that overlays with the Mack-Cali office portfolio Portfolio Highlights – Masterplan Communities Overlook Ridge Overview Select Developments Master planned community five miles north of Boston on the site of an abandoned former rock quarry In addition to 973 units completed to date and 371 units under construction, Roseland plans to construct an additional 1,136 units at the Overlook community Alterra IA 310 Units 100% Ownership Alterra IB 412 Units 100% Ownership (under contract) Overlook Sites IIC and IIIB 371 Units (In Construction) 25% Ownership UBS, Rowe Family Overlook Land / Future Dev. 1,136 Add’l Units 160,000 SF Commercial 50% Ownership Rowe Family Master Site Plan 2002 Master Site Plan 2012

Select Portfolio Highlights - 16 - Monaco 523 Units (Operating) 15% Ownership Prudential, Hartz, GSD Marbella 412 Units (Operating) 24.3% Ownership Prudential, GSD Marbella South 311 Units (2013 Start) 24.3% Ownership Prudential, GSD Lincoln Harbor 355 Units (In Construction) 227 Units (2013 Start) 7.5% Ownership Hartz Highlands at Morristown Station 217 Units (Operating) 25% Ownership Prudential, Woodmont Metropolitan at 40 Park 130 Units (Operating) 50,771 SF Retail 12.5% Ownership Prudential, Woodmont, Levine Lofts at 40 Park 91 Units (2013 Start) 25% Ownership Woodmont, Levine RiverPark 141 Units (2013 Start) Future Rights 36% Ownership Millennium Master planned community on East Boston waterfront Portside at Pier One - 7 176 Units (2013 Start) 38.25% Ownership Prudential Portside at Pier One – 5/6 228 Units (Future Development) 85% Ownership Subject to Prudential option (5&6) that would reduce RPC interest The Glenmark 108 Units (2013 Start) 26.25% Ownership Land Sponsors Weehawken, NJ

 - 17 - Excluding acquisitions and future identified and unidentified opportunities, the chart below highlights in-process and future potential residential development activity from Roseland’s core portfolio Development Buildout Schedule * Represents approximate unit counts, subject to change = Project Start = Construction = Lease-up = Stabilized 2013 2014 2015 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Existing/Active Pipeline Units RiverTrace 316 Portside at Pier One - Building 7 176 PI - 4/5 Garage and Retail - Lincoln Harbor (Bldgs A and C) 355 RiverPark at Harrison Phase 3&4 141 Eastchester 108 Port Imperial #13 280 Overlook-Sites IIC and IIIB 371 PI - 1/3 Garage and Retail - Lincoln Harbor II 227 * Lofts at 40 Park 91 * Marbella II 311 * PI North Building C 363 * Freehold I 180 * Morris Township 80 * Portside 5-6 228 * Overlook - Site IIB 240 * PI South Building 11 280 * San Remo 300 * PI North I and J 365 * Freehold II 180 * Portside 1-4 160 * PI South 8/9 280 * Overlook IIIA 300 * 5,332

- 18 - Business Operations and Capital Activity III.

Company Investment Activity

Opportunity for Mack-Cali to leverage Roseland's highly scalable platform to create and grow a large multi-family property portfolio and market leading brand

Roseland Business Plan: ***~$700 MM of initial estimated annual investment activity***

I. Operating Business: Ownership and operator of luxury apartment properties located in the NY/NJ and Boston metro areas

II. Growth Cylinders:

A. Development:	**~$350 MM / year**	Roseland land bank, identified potential projects and to-be sourced developments provide pipeline for future growth. ▪ Existing Ownership: 25% - 50% ; Future Ownership: 50% - 100%
B. "Adaptive Re-Use":	**~$100 MM / year**	Opportunities to repurpose Mack-Cali inventory of prime land and underutilized real estate to high-value luxury multi-family. ▪ Ownership: 100%
C. Acquisition / Reposition:	**~$250 MM / year**	Acquire, improve and reposition well-located, under-managed existing apartment communities. ▪ Ownership: 50% - 100%

Business Plan Highlights

- Mack-Cali expects investing in excess of $700 million annually in the multi-family sector, with potential to grow to near $1 billion
- The net capital investment, as a result of leverage and select equity joint ventures, is anticipated to be approximately $200 million initially, growing to $300 million annually
- Financial highlights for each cylinder:
  - **Development:** We expect to generate value in excess of 200 bps by developing assets to ~6.5% yields in ~4.5% capitalization rate markets
  - **Adaptive Re-Use:** Converting underutilized office holdings to multi-family should provide development yields in excess of 7% in 4.5% - 5% capitalization rate markets (200 bp spread)
  - **Acquisition / Reposition:** Our acquisition activity will likely occur at ~5% capitalization rates in markets strategically located within Mack-Cali's footprint. Through repositioning / improvement strategic investments, conceived and executed by the experienced Roseland platform, we estimate growing cash flows to 7% returns in three- to five- years (200 bp incremental value)

– 19 –

MACK-CALI Realty Corporation ROSELAND

Roseland’s existing portfolio and highly skilled organization provide a proven, sustainable growth trajectory Growth Cylinder I - 20 - A. New Development Activity Profitable fee-based management and development platform that is already scaled to support significant new activity Fee Income: Fee income from Management and Development services is expected to have at an upward-trending annual average of $20 million between 2013 and 2015. We anticipate continued growth from completion of projects, acquisitions and ongoing development activities Fee income less Roseland platform operating expenses is projected to generate positive cash flow to Mack-Cali Ownership interests in 2,400-unit active development pipeline, many with committed institutional capital partners Existing land bank supports future production of 5,000+ units adjacent to existing successful, completed multi-family properties built and operated by Roseland Successful political process navigation, creating genuine “public / private partnerships” facilitates continuous diverse product delivery and completion of projects that set the standard for their locations Roseland’s best-in-class reputation in the marketplace creates established credibility with landowners, other developers, and municipalities, making Roseland the “go-to” choice for residential projects in the Company’s core Northeast U.S. markets Selected pipeline of identified new opportunities includes: New Jersey Retail Land In-fill: Roseland is under contract with Macerich to develop site adjacent to destination retail center into ~360 luxury multi-family units. Wayne, New Jersey: Sourcing of new potential transaction from a combination of Mack-Cali’s marketplace presence and Roseland’s ability to permit, approve and execute within the region (250-280 units) Select New Jersey Township: RFP finalist for redevelopment of unused school site in city center into luxury mixed-use community Select 2013 Expected Starts Marbella South Jersey City, NJ 311 Units Lofts at 40 Park Morristown, NJ 91 Units

These opportunities will create a profitable and synergistic line of business within Mack-Cali Growth Cylinder II B. Mack-Cali “Adaptive Re-Use” - 21 - Significant opportunity to identify and execute on opportunities to transform excess land and underutilized real estate within Mack-Cali’s portfolio into high-value, accretive luxury multi-family product These land assets will provide an engine for significant value creation and growth, offering a competitive advantage relative to other parties trying to enter/expand in the companies’ geographic markets Halo effect of luxury multi-family / mixed-use communities adjacent to existing Mack-Cali properties will increase desirability and value of office assets Select aerials on these opportunities are included in the exhibits Upper Saddle River – Existing Aerial Upper Saddle River – Mixed Use / Residential Concept Re-Use Opportunity

Growth Cylinder III

The residential division will actively pursue strategic acquisitions in our core geographies, utilizing the platform's comprehensive skill set, with a focus on repositioning potential.

C. Acquisitions / Repositioning

- Significant opportunity to acquire, reposition and "up-market" existing undermanaged properties in the Northeast
- Installment of institutional-quality approach to property management, leasing, pricing, renovations, amenities, fees and maintenance generates higher rents and creates meaningful value
- Creation of multi-family segment within Mack-Cali will create significant opportunities to use OP units to consolidate assets

Recent Case Study



Morristown, NJ
(adjacent to Morristown Green)

131 Units

- Upon property acquisition in October 2011 by third party, Roseland was engaged to serve as asset and property manager to implement a ~$4 million renovation program designed to improve rents above $30/SF
- Property had historically been undermanaged: $26/SF vs. $36/SF at nearby Roseland Morristown asset
- Anticipated IRR on repositioning completion is in excess of 25%
- Improvements were expected to generate yields in excess of 7.0% on total cost
    - To date, renovated units are renting above $34/SF and surpassing initial IRR and yield expectations

➡ **Roseland would have acquired the asset directly if it had access to a larger capital base before the Mack-Cali acquisition**

Current Examples



Alterra I and IB
Revere, MA
722 Units





– 22 –

MACK-CALI Realty Corporation ROSELAND A MACK-CALI COMPANY BUILDING VISIONARY LIFESTYLE

 - 23 - The size and scope of the combined companies’ current holdings, development pipeline and financial strength forms the premier real estate owner and operator in one of the country’s highest barrier to entry markets Summary and Strategic Benefits Redefines Mack-Cali as a premier owner of multifamily as well as office in Northeast markets Mack-Cali’s public market access enhances and provides flexibility to grow the Roseland multi-family platform Create recognized, dominant brand in the marketplace featuring leading market share in core markets Qualitative Benefits Quantitative Benefits Identified pipeline of new development within Roseland Significant untapped re-use opportunities within Mack-Cali portfolio Opportunity to deploy capital at accretive yields Path to value creation with cap rates inside of achievable development and acquisition yields

- 24 - IV. Exhibits

Assets – Operational (As of December 31, 2012) - 25 - Commercial Year Apartment Square 2012 Effective Property Location Built Units Feet NOI Ownership Operating Multifamily: Marbella Jersey City, NJ 2003 412 $8,047,000 24.27% Monaco (North and South) Jersey City, NJ 2011 523 11,415,000 15.00% Metropolitan at 40 Park Morristown, NJ 2010 130 2,813,000 12.50% Highlands at Morristown Station Morristown, NJ 2009 217 3,642,000 25.00% RiversEdge at Port Imperial Weehawken, NJ 2009 236 4,452,000 50.00% (1) Quarrystone Malden, MA 2008 251 3,236,000 25.00% Subtotal 1,769 $33,605,000 Operating Commercial: Shops at 40 Park Morristown, NJ 2010 50,771 $520,000 12.50% Riverwalk at Port Imperial West New York, NJ 2008 30,745 332,000 20.00% Offices at Crystal Lake West Orange, NJ 2003 106,345 1,603,000 31.25% Subtotal 187,861 2,455,000 Total 1,769 187,861 $36,060,000 (1) A third party has a 20 percent economic interest in net company distributions.

Assets – In/Pending Construction (As of December 31, 2012)

Property	Location	Apartment Units	Commercial Square Feet	Parking Spaces	Estimated Capitalized Costs	Estimated Stabilized NOI	Estimated Yield	Estimated Completion Date	Effective Ownership
In-Process Multifamily:									
RiverTrace at Port Imperial	West New York, NJ	316			$118,100,000	$8,100,000	6.86%	4Q 2013	25.00%
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	355			137,800,000	8,820,000	6.40%	1Q 2014	7.50%
Port Imperial Building 13	Weehawken, NJ	280			96,400,000	6,830,000	7.09%	1Q 2015	20.00%
Portside at Pier One - Bldg 7	East Boston, MA	176			66,300,000	4,660,000	7.03%	3Q 2014	38.25%
Overlook Ridge - 2C & 3B	Malden/Revere, MA	371			79,400,000	5,430,000	6.84%	1Q 2015	25.00%
Glenmark at Tuckahoe	Eastchester, NY	108			46,000,000	3,025,000	6.58%	4Q 2014	26.25%
Riverpark at Harrison	Harrison, NJ	141			24,200,000	2,000,000	8.26%	4Q 2014	36.00%
Lincoln Harbor (Bldg B)	Weehawken, NJ	227			87,200,000	5,650,000	6.48%	4Q 2014	7.50%
Marbella II	Jersey City, NJ	311			122,000,000	8,315,000	6.82%	4Q 2015	24.27%
Lofts at 40 park	Morristown, NJ	91			28,000,000	1,900,000	6.79%	1Q 2015	25.00%
Subtotal		**2,376**			**$805,400,000**	**$54,730,000**	**6.80%**		
In-Process Commercial:									
Port Imperial 4/5 Garage/Retail (2)	Weehawken, NJ		17,795	850	$58,600,000			1Q 2013	34.1%/43.7%
Port Imperial 1/3 Garage/Retail	Weehawken, NJ		17,614	741	40,000,000			3Q 2015	50.00%
Subtotal			**35,409**	**1,591**	**$98,600,000**				
Total		**2,376**	**35,409**	**1,591**	**$904,000,000**				

(1) A third party has a 20 percent economic interest in net company distributions.

(2) Garage and retail anticipated completion in March 2013.

– 26 –

MACK-CALI Realty Corporation ROSELAND

Assets – Land Holdings (As of December 31, 2012) - 27 - Estimated Estimated Commercial Apartment Square Effective Property Location Units Feet Ownership Port Imperial North West New York, NJ 836 20.00% Riverwalk C West New York, NJ 363 20.00% Port Imperial South Weehawken, NJ 1,148 416,000 50.00% Hillsborough 206 Hillsborough, NJ 160,000 50.00% San Remo Jersey City, NJ 300 41.67% Liberty Landing Jersey City, NJ 1,000 50.00% Morris Township Morris Township, NJ 80 Land Option Freehold Freehold, NJ 360 Land Option Riverpark at Harrison 5-8 Harrison, NJ 141 Land Option Overlook Ridge Malden & Revere, MA 896 160,000 50.00% LR Overlook Phase III Malden, MA 240 50.00% Portside at Pier One 1-6 East Boston, MA 388 63,000 85.00% (1) Total 5,752 799,000 (1) Subject to Prudential option on parcel 5 and 6, Roseland interest would reduce.

“Adaptive / Re-Use” Candidates - 28 - Below are select examples of holdings we are examining for repurposing potential 150 J.F. Kennedy Parkway Millburn, NJ 581 Main Street Woodbridge, NJ 10 Independence Boulevard Warren, NJ 100 Walnut Avenue Clark, NJ Mack-Cali Business Campus Parsippany, NJ 461 From Rd and 15 E Midland Ave. Paramus, NJ One Lake Street Upper Saddle River, NJ

Executive Leadership Bradford R. Klatt Prior to founding Roseland in 1992, Mr. Klatt was an active investor in real estate, specializing in non- and sub-performing assets, when he joined Goldman, Sachs & Co. to establish its Principal Investment Department. During his six years at Goldman, he helped build the firm's investment portfolio to more than $1 billion. In 1988, Mr. Klatt formed his own company and led the acquisition of more than $900 million of real estate assets and corporate interests primarily in distressed circumstances. Mr. Klatt received a B.A. Degree from Skidmore College, a Juris Doctorate from Albany Law School and an A.P.C. from New York University Graduate School of Business. He is married with four children and resides in Livingston, New Jersey. Marshall B. Tycher Prior to founding Roseland in 1992, Mr. Tycher was with Lincoln Property Company. He joined Lincoln in 1979 and was appointed the Texas operating partner in 1981. From 1979 to 1986, Mr. Tycher developed and acquired 9,000 apartments in Texas and Louisiana, in addition to overseeing the management of Lincoln's 20,000-unit Texas portfolio. In 1987, Mr. Tycher established Lincoln Northeast Residential, Inc. and developed and managed 2,300 apartment homes in Pennsylvania, New Jersey, Connecticut, Massachusetts and Rhode Island. Mr. Tycher received a BSBA from the University of Denver, a Juris Doctorate from Southern Methodist University and is a member of the Texas State Bar. He is married with three children and resides at Port Imperial in Weehawken, New Jersey. Carl J. Goldberg Prior to joining Roseland in 1992, Mr. Goldberg spent his career with Bertram Associates, a prominent regional homebuilder. Since the founding of Roseland, Mr. Goldberg has been responsible for securing the entitlements for the development of communities throughout the northeast with a special emphasis on urban waterfront development. He has directed Roseland’s residential production including the oversight of Roseland’s flagship endeavor, Port Imperial. Additionally, Mr. Goldberg served as The Chairman of the New Jersey Sports and Exposition Authority from 2003 to 2011. In that capacity, he was successful in negotiating the agreements that led to the construction of the Metlife Stadium. Educated at Johns Hopkins University, he received a B.A. in Natural Sciences. He has two daughters and resides in Randolph, New Jersey. Mitchell E. Hersh is Chairman and Chief Executive Officer of Roseland. He is supported by Roseland’s executive team. Co-Presidents - 29 -

Senior Management Ivan Baron Executive Vice President, General Counsel. Prior to joining Roseland in 1994 as General Counsel, Mr. Baron was a senior associate at the law firm of Riker, Danzig, Scherer, Hyland and Perretti, where his practice included foreclosure and collection litigation in addition to all facets of real estate acquisition and financing transactions. As General Counsel, Mr. Baron oversees all legal matters relating to Roseland’s assets and corporate matters. Specifically, Mr. Baron devotes a substantial amount of time documenting joint venture agreements with Roseland’s institutional and land partners. Mr. Baron is a graduate of Muhlenberg College and received his Juris Doctorate from Rutgers University. He presently resides in Warren, New Jersey with his wife and has two children. Bob Cappy Executive Vice President, Chief Financial Officer. Prior to joining Roseland, Mr. Cappy was Regional Controller for Lincoln Property Company's Northeast Region. Mr. Cappy was responsible for all accounting matters associated with Lincoln Property Company's apartment developments in New Jersey, Boston, Connecticut and Rhode Island. Mr. Cappy became Chief Financial Officer of Roseland at its inception in 1992. As Chief Financial Officer, Mr. Cappy oversees Roseland's financial reporting, including audits and tax returns on Roseland's standing assets, development properties and corporate entities. Mr. Cappy is a graduate of Ohio University and spent three years working in the audit division of Arthur Anderson prior to joining Lincoln. He presently resides in Morristown with his wife and three children. Brenda Cioce President, Roseland Residential. With over 18 years of industry experience, Ms. Cioce began her career with Trammell Crow Residential which subsequently became AvalonBay Communities where she spent over ten years working to the position of Area Manager. Ms. Cioce served as Vice President of Operations for Ginsburg Development Corporation before returning to Trammell Crow Residential as Vice President of Operations overseeing New York, New Jersey, Pennsylvania & Connecticut. Ms. Cioce has in-depth experience managing lease-up and stabilized communities as well as experience with acquisitions and dispositions. Ms. Cioce is currently a member of the New Jersey Apartment Association where she serves as an executive board member. Ms. Cioce received her Bachelor of Science degree in marketing from Johnson & Wales University in Providence, Rhode Island. She currently lives in Essex Fells with her husband and daughter. - 30 -

Senior Management (cont.) Andrew Marshall Executive Vice President, Development. Mr. Marshall oversees all development personnel and projects in Roseland’s New Jersey portfolio and is directly responsible for the management and oversight of all aspects of the development process for Port Imperial from land approvals through construction. Prior to Roseland, Mr. Marshall was a Senior Manager at Ernst & Young, LLP in the Real Estate Advisory Services Group in San Francisco where he assisted corporations and developers in capital program development and planning, project planning and management, risk management and financial controls for the development and construction industry. Mr. Marshall received a B.A. in Architecture from UC Berkeley and holds his architecture license in California. He is married with three children and resides in Chatham, New Jersey. Gabriel Shiff Executive Vice President, Finance. Mr. Shiff manages corporate and project-level financial analytics for Roseland. Mr. Shiff oversees project-level financings, potential acquisitions and dispositions and manages the Company’s banking and investor relationships. Additionally, Mr. Shiff is responsible for the financial management of large multiphase developments, including Port Imperial and Overlook Ridge, allowing for the unique appreciation of the financial and operational complexities inherent in the developing, budgeting and financing of each community. Prior to joining Roseland, Mr. Shiff was at Bear, Stearns, & Company’s Real Estate, Gaming and Lodging (REGAL) Investment Banking Group. Mr. Shiff received his Bachelor of Science degree in Finance from the Wharton School at the University of Pennsylvania in Philadelphia. He currently lives on the Upper West Side of Manhattan with his wife and two daughters. - 31 -